EXHIBIT 10.35

$300,000,000

INTERLINE BRANDS, INC.

7.00% SENIOR SUBORDINATED NOTES DUE 2018

PURCHASE AGREEMENT

November 4, 2010

BARCLAYS CAPITAL INC.
As Representative of the several
   Initial Purchasers named in Schedule I hereto,
c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

Interline Brands, Inc., a New Jersey corporation (the “Company”), a wholly-owned subsidiary of Interline Brands, Inc., a Delaware corporation (the “Parent Guarantor”), proposes, upon the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to the initial purchasers named in Schedule I hereto (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule I of its 7.00% Senior Subordinated Notes due 2018 (the “Notes”).  Barclays Capital Inc. (“Barclays”) has agreed to act as the representative of the several Initial Purchasers (the “Representative”) in connection with the offering and sale of the Notes.

The Notes (i) will have terms and provisions that are summarized in the Pricing Disclosure Package and the Offering Memorandum (each as defined below), and (ii) are to be issued pursuant to an indenture (the “Indenture”) to be entered into among the Company, the Guarantors (as defined below) and Wells Fargo Bank, National Association, as trustee (the “Trustee”).  The Company’s obligations under the Notes, including the due and punctual payment of interest on the Notes, will be fully, irrevocably and unconditionally guaranteed on an unsecured senior subordinated basis, jointly and severally (the “Guarantees”), by (i) the Parent Guarantor and (ii) each entity listed in Schedule II hereto (the “Subsidiary Guarantors” and, together with the Parent Guarantor, the “Guarantors”). As used herein, the term “Notes” shall include the Guarantees, unless the context otherwise requires. This Agreement is to confirm the agreement concerning the purchase of the Notes from the Company by the Initial Purchasers.

Concurrently with the consummation of the offering (a) the Company will replace its Credit Agreement dated as of June 23, 2006 (the “Existing Credit Facility”) with a new asset-based revolving credit facility that will provide up to $225,000,000 of revolving commitments, subject to borrowing base limitations (the “New ABL Facility” and, together with any other documents, agreements or instruments delivered in connection therewith, the “ABL Facility Documentation”), as more fully described in the Pricing Disclosure Package and the Offering Memorandum; and (b) pursuant to an Offer to Purchase and Consent Solicitation Statement

dated as of November 1, 2010 (collectively with any related documents, statements or information, the “Offer Material”), the Company is conducting a cash tender offer (the “Tender Offer”) for any and all of its outstanding 8 1/8% Senior Subordinated Notes due 2014 (the “Existing Notes”) and soliciting consents (the “Consent Solicitation”) for proposed amendments and waivers to that certain indenture, dated as of June 23, 2006 (as amended and supplemented, “Existing Indenture”), among the Company, the guarantors party thereto and The Bank of New York Mellon, N.A. (as successor in interest to The Bank of New York Trust Company, N.A.) as trustee (the “Existing Trustee”), pursuant to which the Existing Notes were issued.

For purposes of this Agreement, the term “Transactions” is used in the same way as such term is used in the Pricing Disclosure Package and the Offering Memorandum and means, collectively, (i) the issuance and sale of the Notes, (ii) the execution and delivery of the ABL Facility Documentation, (iii) the consummation of the Tender Offer and Consent Solicitation, (iv) the execution of the supplemental indenture to the Existing Indenture (the “Supplemental Indenture”) by the Company, the guarantors party thereto and the Existing Trustee and (v) the payment of all fees and expenses related to the foregoing.

The term “Transaction Agreements” refers to, collectively, (i) any agreements constituting Offer Materials, (ii) that certain dealer manager and consent solicitation agreement by and among Barclays and the Company pursuant to which the Company has engaged Barclays as dealer manager in respect of the Tender Offer and solicitation agent in respect of the Consent Solicitation and (iii) any agreements constituting ABL Facility Documentation.

1.             Purchase and Resale of the Notes.  The Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption pursuant to Section 4(2) under the Securities Act.  The Company and the Guarantors have prepared a preliminary offering memorandum, dated November 1, 2010 (the “Preliminary Offering Memorandum”), a pricing term sheet substantially in the form attached hereto as Schedule III (the “Pricing Term Sheet”) setting forth the terms of the Notes omitted from the Preliminary Offering Memorandum and certain other information and an offering memorandum, dated November 4, 2010 (the “Offering Memorandum”), setting forth information regarding the Company, the Guarantors, the Notes, the Exchange Notes (as defined herein), the Guarantees and the Exchange Guarantees (as defined herein).  The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time (as defined below), together with the Pricing Term Sheet and any of the documents listed on Schedule IV(A) hereto are collectively referred to as the “Pricing Disclosure Package.”  The Company and the Guarantors hereby confirm that they have authorized the use of the Pricing Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers. “Applicable Time” means 12 p.m. (New York City time) on the date of this Agreement.

Any reference to the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum shall be deemed to refer to and include the Parent Guarantor’s most recent Annual Report on Form 10-K (the “Form 10-K”) and all documents filed by the Company or the Parent Guarantor with the United States Securities and Exchange Commission (the “Commission”) with respect to a date or period subsequent to the period covered by the

Form 10-K pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (excluding any such filings that were or are deemed to be furnished to the Commission), on or prior to the date of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be.  Any reference to the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act (excluding any such filings that were or are deemed to be furnished to the Commission) after the date of the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, and prior to such specified date.  All documents filed under the Exchange Act (excluding any such filings that were or are deemed to be furnished to the Commission) and so deemed to be included in the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports.”

You have advised the Company that you will offer and resell (the “Exempt Resales”) the Notes purchased by you hereunder in private sales exempt from registration under the Securities Act on the terms set forth in each of the Pricing Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be “qualified institutional buyers,” as defined in Rule 144A under the Securities Act (“QIBs”), in accordance with Rule 144A under the Securities Act, and (ii) outside the United States to certain persons who are not U.S. Persons (as defined in Regulation S under the Securities Act (“Regulation S”)) (such persons, “Non-U.S. Persons”) in offshore transactions in reliance on Regulation S.  As used herein, the terms “offshore transaction” and “United States” have the meanings assigned to them in Regulation S.  Those persons specified in clauses (i) and (ii) are referred to herein as “Eligible Purchasers.”

Holders (including subsequent transferees) of the Notes will have the registration rights set forth in a registration rights agreement, to be dated as of November 16, 2010 (the “Registration Rights Agreement”) among the Company, the Guarantors and the Initial Purchasers to be dated the Closing Date (as defined herein), for so long as such Notes constitute “Transfer Restricted Securities” (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Commission under the circumstances set forth therein, a registration statement under the Securities Act relating to the Company’s 7.00% Senior Subordinated Notes due 2018 (the “Exchange Notes”) and the Guarantees thereof (the “Exchange Guarantees”) to be offered in exchange for the Notes and the Guarantees (the “Exchange Offer”).

2.             Representations, Warranties and Agreements of the Company and the Guarantors.  The Company and each of the Guarantors, jointly and severally, represent, warrant and agree as follows:

(a)           When the Notes and Guarantees are issued and delivered pursuant to this Agreement, such Notes and Guarantees will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company or the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

(b)           Assuming the accuracy of your representations and warranties in Section 3(b), the purchase and initial resale of the Notes pursuant to and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Offering Memorandum (including pursuant to the Exempt Resales) are exempt from the registration requirements of the Securities Act.

(c)           No form of general solicitation or general advertising within the meaning of Regulation D (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Company, the Guarantors, any of their respective affiliates or any of their respective representatives (other than you and your affiliates, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Notes.

(d)           No directed selling efforts within the meaning of Rule 902 under the Securities Act were used by the Company, the Guarantors or any of their respective affiliates or any of their respective representatives (other than you and your affiliates, as to whom the Company and the Guarantors make no representation) with respect to Notes sold outside the United States to Non-U.S. Persons, and the Company, the Guarantors or any of their respective affiliates or any of their respective representatives and any person acting on its or their behalf (other than you and your affiliates, as to whom the Company and the Guarantors make no representation) has complied with and will implement the “offering restrictions” required by Rule 902 under the Securities Act.

(e)           Each of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, each as of its respective date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

(f)            Neither the Company, any Guarantor, any of their respective affiliates or any of their respective representatives nor any other person acting on behalf of the Company or any Guarantor (other than you and your affiliates, as to whom the Company and the Guarantors make no representation) has sold or issued any securities that would be integrated with the offering of the Notes contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

(g)           The Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum have been prepared by the Company and the Guarantors for use by the Initial Purchasers in connection with the Exempt Resales.  No order or decree preventing the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or any of the Guarantors is contemplated.

(h)           The Offering Memorandum will not, as of its date or as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(i)            The Pricing Disclosure Package did not, as of the Applicable Time, and will not, as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(j)            The Company has not made any offer to sell or solicitation of an offer to buy the Notes that would constitute a “free writing prospectus” (if the offering of the Notes was made pursuant to a registered offering under the Securities Act), as defined in Rule 405 under the Securities Act (a “Free Writing Offering Document”), without the prior consent of the Representative; any such Free Writing Offering Document, the use of which has been previously consented to by the Initial Purchasers, is listed on Schedule IV.

(k)           Each Free Writing Offering Document listed in Schedule IV(B) hereto when taken together with the Pricing Disclosure Package, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Free Writing Offering Document listed in Schedule IV(B) hereto in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(l)            The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.  The Exchange Act Reports did not and will not, when filed with the Commission, contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(m)          Each of the Company, the Guarantors and their respective subsidiaries (i) has been duly organized, is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization and (ii) is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except (A) in the case of clause (i) with regard to any subsidiaries of the Company that are not Guarantors, where the failure to be so duly organized, validly existing or in good standing, could not, in the aggregate, and (B) in the case of clause (ii), where the failure to be so qualified or in good standing as a foreign corporation or other business entity could not, in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ equity, properties or business of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).  Each of the Company, the Guarantors and their respective subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged.  The Parent Guarantor does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Form 10-K.  None of the subsidiaries of the Parent Guarantor (other than the Company) is a “significant subsidiary” (as defined in Rule 405 under the Securities Act).

(n)           The Parent Guarantor has an authorized capitalization as set forth in each of the Pricing Disclosure Package and the Offering Memorandum.  All of the issued shares of capital stock of each subsidiary of the Parent Guarantor have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Parent Guarantor, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o)           The Company and each Guarantor has all requisite corporate, partnership or limited liability company power and authority, as applicable, to execute, deliver and perform its obligations under the Indenture.  The Indenture has been duly and validly authorized by the Company and the Guarantors, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).  Assuming the accuracy of your representations and warranties in Section 3(b) and your compliance with your agreements set forth in this Agreement, no qualification of the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act”) is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the Exempt Resales.  The Indenture will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(p)           The Company has all requisite corporate power and authority to execute, issue, sell and perform its obligations under the Notes.  The Notes have been duly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Indenture, assuming due authentication of the Notes by the Trustee, upon delivery to the Initial

Purchasers against payment therefor in accordance with the terms hereof, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).  The Notes will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(q)           The Company has all requisite corporate power and authority to execute, issue and perform its obligations under the Exchange Notes.  The Exchange Notes have been duly and validly authorized by the Company and if and when issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(r)            Each Guarantor has all requisite corporate, partnership or limited liability company power and authority, as applicable, to execute, issue and perform its obligations under the Guarantees.  The Guarantees have been duly and validly authorized by the Guarantors and when the Indenture is duly executed and delivered by the Guarantors in accordance with its terms and upon the due execution, authentication and delivery of the Notes in accordance with the Indenture and the issuance of the Notes in the sale to the Initial Purchasers contemplated by this Agreement, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).  The Guarantees will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(s)           Each Guarantor has all requisite corporate, partnership or limited liability company power and authority, as applicable, to execute, issue and perform its obligations under the Exchange Guarantees.  The Exchange Guarantees have been duly and validly authorized by the Guarantors and if and when executed and delivered by the Guarantors in accordance with the terms of the Indenture and upon the due execution and authentication of the Exchange Notes in accordance with the Indenture and the issuance and delivery of the Exchange Notes in the Exchange Offer contemplated by the Registration Rights Agreement, will be validly issued and delivered and will constitute valid and binding obligations of the Guarantors entitled to the benefits of the Indenture, enforceable against the Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(t)            The Company and each Guarantor has all requisite corporate, partnership or limited liability company power and authority, as applicable, to execute, deliver and perform its obligations under the Registration Rights Agreement.  The Registration Rights Agreement has been duly authorized by the Company and each Guarantor and, when executed and delivered by the Company and each Guarantor in accordance with the terms hereof and thereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by you) will be the legally valid and binding obligation of the Company and each Guarantor in accordance with the terms thereof, enforceable against the Company and each Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and, as to rights of indemnification and contribution, by principles of public policy.  The Registration Rights Agreement will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(u)           The Company and the Guarantors, as applicable, have all requisite corporate power and authority to consummate the Transactions and to enter into and perform its obligations under the Transaction Agreements (to the extent a party thereto).

(v)           Each of the Transaction Agreements has been duly and validly authorized, executed and delivered by the Company and the Guarantors (to the extent a party thereto) and, assuming due authorization, execution and delivery by the other parties thereto, constitute the valid and binding agreement of the Company and its subsidiaries (to the extent a party thereto) enforceable against the Company and its subsidiaries (to the extent a party thereto) in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and, as to rights of indemnification and contribution, by principles of public policy.

(w)          The Company and each Guarantor has all requisite corporate power to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly and validly authorized, executed and delivered by the Company and each of the Guarantors.

(x)            Assuming the accuracy of, and the Initial Purchasers’ compliance with, the representations, warranties and agreements of the Initial Purchasers set forth in Section 3, the issue and sale of the Notes and the Guarantees, the execution, delivery and performance by the Company and the Guarantors of the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Indenture, the Registration Rights Agreement, this Agreement and the Transaction Agreements, the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and the consummation of the transactions contemplated hereby and thereby, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company or any of the Guarantors, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company or any of the Guarantors is a party or by which the Company or any of the Guarantors is bound or to which any of the property or assets of the Company or any of the Guarantors is subject (other than the Existing Indenture, the Existing Notes and the Credit Agreement, dated June 23, 2006, among the Company, the Parent Guarantor and the lenders and agents party thereto), (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company or any of the Guarantors, or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Guarantors or any of their respective subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), conflicts or violations that would not reasonably be expected to have a Material Adverse Effect.

(y)           Assuming the accuracy of the representations and warranties of the Initial Purchasers contained herein and the compliance by the Initial Purchasers with their agreements contained herein, no consent, approval, authorization or order of, or filing, registration or qualification with any court or governmental agency or body having jurisdiction over the Company, the Guarantors or any of their respective subsidiaries or any of their properties or assets is required for the issue and sale of the Notes and the Guarantees, the execution, delivery and performance by the Company and the Guarantors of the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Indenture, the Registration Rights Agreement, this Agreement and the Transaction Agreements, the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and the consummation of the transactions contemplated hereby and thereby, except (i) such as have been or will be obtained or made on or prior to the Closing Date, (ii) consents, approvals, authorizations, orders, filings registrations or qualifications permitted to be obtained, made or completed after the Closing Date pursuant to the terms of the ABL Facility Documentation, (iii) for the filing of a registration statement by the Company with the Commission pursuant to the Securities Act and the qualification of the Indenture under the Trust Indenture Act in connection with the transactions contemplated by the Registration Rights Agreement, and (iv) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers.

(z)            The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved (except as disclosed therein).

(aa)         Deloitte & Touche LLP (the “Independent Public Accountants”), who have certified certain financial statements of the Parent Guarantor, whose report appears in the Pricing Disclosure Package and the Offering Memorandum or is incorporated by reference therein and who have delivered the initial letter referred to in Section 8(e) hereof, are independent registered public accountants as required by the Securities Act and the rules and regulations thereunder and the rules and regulations of the Public Company Accounting Oversight Board.

(bb)         The Parent Guarantor maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies in all material respects with the requirements of the Exchange Act and that has been designed by, or under the supervision of, the Parent Guarantor’s principal executive and principal financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States.  The Parent Guarantor maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Parent Guarantor’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (iii) access to the Parent Guarantor’s assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for the Parent Guarantor’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  As of the date of the most recent balance sheet of the Parent Guarantor and its consolidated subsidiaries reviewed or audited by the Independent Public Accountants, there were no significant deficiencies or material weaknesses in the Parent Guarantor’s internal controls.

(cc)         (i) The Parent Guarantor maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Parent Guarantor in the reports it files or submits under the Exchange Act is accumulated and communicated to management of the Parent Guarantor, including its respective principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure to be made; and (iii) as of November 1, 2010, such disclosure controls and procedures were effective in all material respects to perform the functions for which they were established.

(dd)         There is and has been no failure on the part of the Parent Guarantor and any of the Parent Guarantor’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(ee)         Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, neither the Company, the Guarantors nor any of their respective subsidiaries has (i) (A) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or court or governmental action, order or decree, (B) issued or granted any securities, (C) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (D) entered into any material transaction not in the ordinary course of business or (E) declared or paid any dividend on its capital stock, in each case other than as could not reasonably be expected to have a Material Adverse Effect and (ii) since such date, there has not been any change in the capital stock, partnership or limited liability interests, as applicable, or long-term debt, net current assets, stockholders’ equity, net sales, operating profit or net earnings of the Company, the Guarantors or any of their respective subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management or business of the Company and its subsidiaries, taken as a whole, in each case except as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ff)           Except as would not have a Material Adverse Effect, the Company, the Guarantors and each of their respective subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such liens, encumbrances and defects as are described in the Pricing Disclosure Package and the Offering Memorandum and such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company, the Guarantors or any of their respective subsidiaries.  Except as would not have a Material Adverse Effect, all assets held under lease by the Company, the Guarantors or any of their respective subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company, the Guarantors or any of their respective subsidiaries.

(gg)         The Parent Guarantor and each of its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Pricing Disclosure Package and the Offering Memorandum, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect or except as described in the Pricing Disclosure Package and the Offering Memorandum.  The Parent Guarantor and each of its subsidiaries have fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect or except as described in the Pricing Disclosure Package and the Offering Memorandum.  Neither the Parent Guarantor nor any of its subsidiaries has received notice of any revocation or modification of any such Permits, except for any notice that could not reasonably be expected to have a Material Adverse Effect.

(hh)         Except as could not reasonably be expected to have a Material Adverse Effect, the Parent Guarantor and each of its subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of infringement or other violation of, any such rights of others.

(ii)           There are no legal or governmental proceedings pending to which the Parent Guarantor or any of its subsidiaries is a party or of which any property or assets of the Parent Guarantor or any of its subsidiaries is the subject that could, in the aggregate, reasonably be expected to have a Material Adverse Effect or could, in the aggregate, reasonably be expected to have a material adverse effect on the performance by the Company and the Guarantors of the performance of the Transaction Agreements, this Agreement, the Indenture, the Notes, the Guarantees or the consummation of any of the transactions contemplated hereby.  To the Company’s and each Guarantor’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(jj)           The Company, the Guarantors and each of their respective subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries, except where the failure to maintain such insurance could not, individually or in the aggregate, have a Material Adverse Effect.  All policies of insurance of the Company, the Guarantors and their respective subsidiaries are in full force and effect; the Company, the Guarantors and each of their respective subsidiaries are in compliance with the terms of such policies; neither the Company, the Guarantors nor any of their respective subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no claims by the Company, the Guarantors or any of their respective subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company, the Guarantors nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business, in each case other than as could not reasonably be expected to have a Material Adverse Effect.

(kk)         Except as described in the Pricing Disclosure Package and the Offering Memorandum, no labor disturbance by or dispute with the employees of the Parent Guarantor or any of its subsidiaries exists or, to the knowledge of any officer of the Company or any Guarantor, is imminent that could reasonably be expected to have a Material Adverse Effect.

(ll)           Neither the Parent Guarantor nor any of its subsidiaries (i) is in violation of its charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation, failure or default could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(mm)       The Parent Guarantor and each of its subsidiaries (i) are, and at all times prior hereto were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release or threat of release of Regulated Materials (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received notice or otherwise have knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release or threat of release of Regulated Materials, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.  Except as described in the Pricing Disclosure Package and the Offering Memorandum, (x) there are no proceedings that are pending, or known to be threatened, against the Company or any of its subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed and (y) the Company, the Guarantors and their respective subsidiaries are not aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning Regulated Materials, in each case that could reasonably be expected to have a Material Adverse Effect.  For purposes of this Agreement, “Regulated Materials” means any substance, material, pollutant, contaminant, chemical, waste, compound or constituent, in any form, including without limitation, petroleum and petroleum products, subject to regulation or which can give rise to liability under any Environmental Law.

(nn)         Except in each case as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) the Company, the Guarantors and each of their respective subsidiaries has filed all federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, and has paid all taxes (including taxes payable in the capacity of a withholding agent), including any related penalties, additions to tax and interest, that are due and payable (whether or not shown on a tax return), other than those being contested in good faith and by appropriate proceedings and for which adequate reserves have been provided in accordance with generally accepted accounting principles in the United States of America (“GAAP”); (ii) the Company, the Guarantors and each of their respective subsidiaries have made adequate accruals and provided adequate reserves in accordance with GAAP for all taxes (and any related penalties, additions to tax and interest) not yet due and payable and (iii) there is no tax deficiency, assessment or other claim that has been, or would reasonably be expected to be, asserted against the Company, the Guarantors or any of their respective subsidiaries.

(oo)         Except in each case as could not reasonably be expected to have a Material Adverse Effect, (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) no Plan is subject to Title IV of ERISA; and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service or is in the form of a prototype plan with respect to which the IRS has issued a favorable opinion letter, in each case to the effect that the Plan satisfies the requirements of Section 401(a) of the Code and that its related trust is exempt from tax under Section 501(a) of the Code and nothing has occurred, whether by action or by failure to act, which would be reasonably expected to cause the loss of such qualification.

(pp)         Except as permitted by the Indenture, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in the Pricing Disclosure Package and the Offering Memorandum.

(qq)         The statistical and market-related data included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum and the consolidated financial statements of the Parent Guarantor and its subsidiaries included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum are based on or derived from sources that the Company believes to be reliable in all material respects.

(rr)           Neither the Company nor any Guarantor is, and after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(ss)         The Company and each Guarantor is and, immediately after the consummation of the Transactions, will be Solvent.  As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company and each Guarantor is not less than the total amount required to pay the probable liabilities of the Company and such Guarantor on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Company and each Guarantor is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Notes as contemplated by this

Agreement, the Pricing Disclosure Package and the Offering Memorandum, the Company and the Guarantors are not incurring debts or liabilities beyond their respective ability to pay as such debts and liabilities mature, (iv) neither the Company nor any Guarantor is engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company and such Guarantor is engaged, and (v) neither the Company nor any Guarantor is a defendant in any civil action that would result in a judgment that the Company or such Guarantor is or would become unable to satisfy. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(tt)           The statements set forth in each of the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of the Notes” and “Exchange Offer; Registration Rights,” insofar as they purport to constitute a summary of the terms of the Notes and the Guarantees, and under the captions “Certain U.S. Federal Income Tax Considerations” and “Description of Certain Other Indebtedness,” insofar as they purport to summarize the provisions of the laws, contracts and documents referred to therein, are accurate summaries in all material respects.

(uu)         There are no contracts, agreements or understandings between the Company, any Guarantor and any person granting such person the right to require the Company or any Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or any Guarantor (other than the Registration Rights Agreement) owned or to be owned by such person or to require the Company or any Guarantor to include such securities in the securities registered pursuant to the Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company or any Guarantor under the Securities Act.

(vv)         Neither the Parent Guarantor nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that could reasonably be expected to give rise to a valid claim against any of them or the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Notes.

(ww)       None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

(xx)          The Parent Guarantor and its affiliates have not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Guarantors in connection with the offering of the Notes.

(yy)         Neither the Parent Guarantor nor any of its subsidiaries, nor, to the knowledge of the Company and the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Company, the Guarantors or any of their respective subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(zz)          The operations of the Parent Guarantor and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Parent Guarantor or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Parent Guarantor, threatened.

(aaa)       Neither the Parent Guarantor nor any of its subsidiaries nor, to the knowledge of the Parent Guarantor or the Company, any director, officer, agent, employee or affiliate of the Parent Guarantor or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and neither the Parent Guarantor nor any of its subsidiaries will directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(bbb)      The financial data for CleanSource, Inc., a California corporation (“CleanSource”) for the twelve months ended September 30, 2010 included in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto) and the Offering Memorandum (exclusive of any amendment or supplement thereto) under the heading “Summary—Recent Developments” (i) was derived from the internal accounting records of CleanSource (as those records were maintained at the date of the Preliminary Offering Memorandum), (ii) while unaudited, was prepared on a fair and reasonable basis and (iii) is accurate in all material respects.

Any certificate signed by any officer of the Company or any Guarantor and delivered to the Representative or counsel for the Initial Purchasers in connection with the offering of the Notes shall be deemed a representation and warranty by the Company or such Guarantor, jointly and severally, as to matters covered thereby, to each Initial Purchaser.

3.             Purchase of the Notes by the Initial Purchasers, Agreements to Sell, Purchase and Resell.

(a)           The Company hereby agrees, on the basis of the representations, warranties, covenants and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company and the Guarantors herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 98.0% of the principal amount thereof, the principal amount of Notes set forth opposite the name of such Initial Purchaser in Schedule I hereto.  The Company shall not be obligated to deliver any of the securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.

(b)           Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to the Company that it will offer the Notes for sale upon the terms and conditions set forth in this Agreement and in the Pricing Disclosure Package.  Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to, and agrees with, the Company, on the basis of the representations, warranties and agreements of the Company and the Guarantors, that such Initial Purchaser: (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes; (ii) is purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act; (iii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Pricing Disclosure Package; (iv) will not offer or sell the Notes, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) and will not engage in any directed selling efforts within the meaning of Rule 902 under the Securities Act, in connection with the offering of the Notes; and (v) has not offered the Notes and will not offer and sell the Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distribution), in each case, as defined in Rule 902 of Regulation S, (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act.  The Initial Purchasers have advised the Company that they will offer the Notes to Eligible Purchasers at a price initially equal to 100.0% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Notes.  Such price may be changed by the Initial Purchasers at any time without notice.

(c)           The Initial Purchasers have not nor, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Notes, will not, use, authorize use of, refer to or distribute any material in connection with the offering and sale of the Notes other than (i) the Preliminary Offering Memorandum, the Pricing Disclosure Package, the Offering

Memorandum, (ii) any written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Act) that was not included (including through incorporation by reference) in the Preliminary Offering Memorandum or any Free Writing Offering Document listed on Schedule IV hereto, (iii) the Free Writing Offering Documents listed on Schedule IV hereto, (iv) any written communication prepared by such Initial Purchaser and approved by the Company in writing, or (v) any written communication that contains the terms of the Notes and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum.

(d)           Each of the Initial Purchasers hereby acknowledges that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefore or in substitution thereof) shall bear legends substantially in the forms as set forth in the “Transfer Restrictions” section of the Pricing Disclosure Package and Offering Memorandum (along with such other legends as the Company and its counsel deem necessary).

Each of the Initial Purchasers understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(c) and 7(e) hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchasers hereby consent to such reliance.

4.             Delivery of the Notes and Payment Therefor.  Delivery to the Initial Purchasers of and payment for the Notes shall be made at the office of Cahill Gordon & Reindel LLP, at 10:00 A.M., New York City time, on November 16, 2010 (the “Closing Date”).  The place of closing for the Notes and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

The Notes will be delivered to the Initial Purchasers, or the Trustee as custodian for The Depository Trust Company (“DTC”), against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer in immediately available funds, by causing DTC to credit the Notes to the account of the Initial Purchasers at DTC.  The Notes will be evidenced by one or more global securities in definitive form (the “Global Notes”) and will be registered in the name of Cede & Co. as nominee of DTC.  The Notes to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 10:00 A.M., New York City time, on the business day next preceding the Closing Date.

5.             Agreements of the Company and the Guarantors.  The Company and the Guarantors, jointly and severally, agree with each of the Initial Purchasers as follows:

(a)           The Company and the Guarantors will furnish to the Initial Purchasers, without charge, within two business days of the date of the Offering Memorandum, such number of copies of the Offering Memorandum as may then be amended or supplemented as they may reasonably request.

(b)           The Company and the Guarantors will prepare the Offering Memorandum in a form approved by the Initial Purchasers and will not make any amendment or supplement to the Pricing Disclosure Package or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object in a timely manner after being so advised.

(c)           Subject to the proviso in Section 5(f), the Company and each of the Guarantors consents to the use of the Pricing Disclosure Package and the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by all dealers to whom Notes may be sold, in connection with the offering and sale of the Notes.

(d)           If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to Eligible Purchasers, any event occurs or information becomes known that, in the judgment of the Company or any of the Guarantors or in the reasonable opinion of counsel for the Initial Purchasers, should be set forth in the Pricing Disclosure Package or the Offering Memorandum so that the Pricing Disclosure Package or the Offering Memorandum, as then amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Pricing Disclosure Package or the Offering Memorandum in order to comply with any law, the Company and the Guarantors will, subject to Section 5(b) hereof, forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.

(e)           Neither the Company nor any Guarantor will make any offer to sell or solicitation of an offer to buy the Notes that would constitute a Free Writing Offering Document without the prior consent of the Representative, which consent shall not be unreasonably withheld or delayed.  If at any time following issuance of a Free Writing Offering Document any event occurred or occurs as a result of which such Free Writing Offering Document conflicts with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or, when taken together with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, as promptly as practicable after becoming aware thereof, the Company will give notice thereof to the Initial Purchasers through the Representative and, if requested by the Representative, will prepare and furnish without charge to each Initial Purchaser a Free Writing Offering Document or other document which will correct such conflict, statement or omission.

(f)            The Company and the Guarantors will, promptly from time to time, take such action as the Initial Purchasers may reasonably request to qualify the Notes for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(g)           For a period commencing on the date hereof and ending on the 90th day after the date of the Offering Memorandum, the Company and the Guarantors agree not to, directly or indirectly, (i) offer for sale, sell, or otherwise dispose of (or enter into any transaction or device that is designed to, or would be expected to, result in the disposition by any person at any time in the future of) any debt securities of the Company or any Guarantor substantially similar to the Notes or securities convertible into or exchangeable for such debt securities of the Company or any Guarantor, or sell or grant options, rights or warrants with respect to such debt securities of the Company or any Guarantor or securities convertible into or exchangeable for such debt securities of the Company or any Guarantor, (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such debt securities of the Company or any Guarantor, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of debt securities of the Company or any Guarantor or other securities, in cash or otherwise, (iii) file or cause to be filed a registration statement, including any amendments, with respect to the registration of debt securities of the Company or any Guarantor substantially similar to the Notes or securities convertible, exercisable or exchangeable into debt securities of the Company or any Guarantor, or (iv) publicly announce an offering of any debt securities of the Company or any Guarantor substantially similar to the Notes or securities convertible or exchangeable into such debt securities, in each case without the prior written consent of Barclays Capital Inc., on behalf of the Initial Purchasers, except in respect of the exchange for the Exchange Notes and the Exchange Guarantees in connection with the Exchange Offer and the offer or sale of Notes or Guarantees in connection with the filing of any registration statement required to be filed , in each case, pursuant to the Registration Rights Agreement and any filings with the Commission related thereto.

(h)           If at any time there are Notes outstanding and the Parent Guarantor or the Company are so required pursuant to the Indenture, then the Company and the Guarantors will furnish at their expense to the Initial Purchasers and, upon request, to holders and beneficial owners of the Notes and prospective purchasers of the Notes the information required by Rule 144A(d)(4) under the Securities Act (if any) in order to permit compliance with Rule 144A in connection with resales of the Notes by the Initial Purchasers, such holders or such beneficial owners.

(i)            The Company and the Guarantors will apply the net proceeds from the sale of the Notes to be sold by them hereunder substantially in accordance with the description set forth in the Pricing Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds.”

(j)            The Company, the Guarantors and their respective affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably could be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Guarantors in connection with the offering of the Notes.

(k)           The Company and the Guarantors will use their reasonable best efforts to permit the Notes to be eligible for clearance and settlement through DTC.

(l)            For a period of one year (calculated in accordance with paragraph (d) of Rule 144 under the Securities Act) from the Closing Date, the Company and the Guarantors will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been acquired by any of them, except for Notes that are sold in a transaction registered under the Securities Act.

(m)          The Company will not and will not permit any of its affiliates or any other person acting on its behalf (other than the Initial Purchasers and their respective affiliates, as to which no covenant is given) to (i) solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts with respect to the Notes within the meaning of Regulation S, and the Company will and will cause all such persons to comply with the offering restrictions requirement of Regulation S with respect to the Notes.

(n)           The Company and the Guarantors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Notes.  The Company and the Guarantors will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act), of any Notes or any substantially similar security issued by the Company or any Guarantor, within six months subsequent to the date on which the distribution of the Notes has been completed (as notified to the Company by the Initial Purchasers), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Notes in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

(o)           The Company and the Guarantors agree to (i) use commercially reasonable efforts to comply with all the terms and conditions of the Registration Rights Agreement and (ii) comply with all agreements set forth in the representation letter of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for “book entry” transfer.

(p)           The Company and the Guarantors will do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers’ obligations hereunder to purchase the Notes.

6.             Expenses.  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and the Guarantors, jointly and severally, agree, to pay all expenses, costs, fees and taxes incident to and in connection with: (a) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the

Pricing Disclosure Package and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Company’s and the Guarantors’ accountants and counsel, but not, however, legal fees and expenses of the Initial Purchasers’ counsel incurred in connection therewith); (b) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, the Registration Rights Agreement, all Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales (but not, however, legal fees and expenses of the Initial Purchasers’ counsel incurred in connection with any of the foregoing other than fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky memoranda); (c) the issuance and delivery by the Company of the Notes and by the Guarantors of the Guarantees and any taxes payable in connection therewith; (d) the qualification of the Notes and Exchange Notes for offer and sale under the securities or Blue Sky laws of the several states and any foreign jurisdictions as the Initial Purchasers may designate (including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of the Initial Purchasers’ counsel relating to such registration or qualification); (e) the furnishing of such copies of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; (f) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof); (g) the approval of the Notes by DTC for “book-entry” transfer; (h) the rating of the Notes and the Exchange Notes; (i) the obligations of the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture, the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees; and (j) the performance by the Company and the Guarantors of their other obligations under this Agreement. It is understood, however, that except as provided in this Section 6 and in Sections 8 and 11, the Initial Purchasers will pay all of their own costs and expenses, including the fees and expenses of their counsel, the cost of any aircraft chartered in connection with any road show (electronic or otherwise) and transfer taxes on the resale of any of the Notes by them.

7.             Conditions to Initial Purchasers’ Obligations.  The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on and as of the Closing Date, of the representations and warranties of the Company and the Guarantors contained herein, to the performance by the Company and the Guarantors of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a)           All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Registration Rights Agreement, the Indenture, the Transaction Agreements, the Pricing Disclosure Package and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company and the Guarantors shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(b)           Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to the Company and the Guarantors, shall have furnished to the Initial Purchasers its written opinion and negative assurance letter, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Exhibit B-1 and B-2 hereto.

(c)           Dechert LLP, New Jersey counsel to the Parent Guarantor and the Company, shall have furnished to the Initial Purchasers its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Exhibit C hereto.

(d)           The Initial Purchasers shall have received from Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Pricing Disclosure Package, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as such counsel reasonably requests for the purpose of enabling them to pass upon such matters.

(e)           At the time of execution of this Agreement, the Initial Purchasers shall have received from Deloitte & Touche LLP a “comfort letter,” in form and substance reasonably satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(f)            With respect to the “comfort letter” of Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Initial Purchasers concurrently with the execution of this Agreement (the “initial letter”), Deloitte & Touche LLP shall have furnished to the Initial Purchasers a “bring-down letter,” addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Offering Memorandum, as of a date not more than three days prior to the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter, and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(g)           (i) Neither the Company, any Guarantor nor any of their respective subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) since such date, there shall not have been any change in the capital stock or long-term debt of the Company, any Guarantor or any of their respective subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company, the Guarantors and their respective subsidiaries, taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the reasonable judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Memorandum.

(h)           The Company and each Guarantor shall have furnished or caused to be furnished to the Initial Purchasers dated as of the Closing Date a certificate of the Chief Financial Officer of the Company and each Guarantor, or other officer reasonably satisfactory to the Initial Purchasers, as to such matters as the Representative may reasonably request, including, without limitation, the matters set forth in Sections 7(g) and 7(i) hereof and a statement that the representations, warranties and agreements of the Company and the Guarantors in Section 2 are true and correct on and as of the Closing Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(i)            Subsequent to the earlier of the Applicable Time and the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company’s or the Parent Guarantor’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s or the Parent Guarantor’s debt securities.

(j)            The Notes shall be eligible for clearance and settlement through DTC.

(k)           The Company and the Guarantors shall have executed and delivered the Registration Rights Agreement in form and substance reasonably satisfactory to the Initial Purchasers and the Company, and the Initial Purchasers shall have received an electronic copy thereof, duly executed by the Company and the Guarantors.

(l)            The Company, the Guarantors and the Trustee shall have executed and delivered the Indenture, and the Initial Purchasers shall have received an electronic copy thereof, duly executed by the Company, the Guarantors and the Trustee.

(m)          Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) trading in securities generally on the New York Stock Exchange or the Nasdaq stock market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or New York or Delaware authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), or there shall have occurred any calamity or crisis as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering, sale or delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Memorandum or that, in the judgment of the Representative, could materially and adversely affect the financial markets or the markets for the Notes and other debt securities.

(n)           Concurrently with or prior to the issue and sale of the Notes by the Company, the Company shall have entered into the ABL Facility Documentation, in form and substance reasonably satisfactory to the Representative; the Representative shall have received conformed counterparts thereof and all other documents and agreements entered into and received thereunder in connection with the closing of the New ABL Facility in form and substance reasonably satisfactory to the Representative.

(o)           Substantially concurrent with the closing of the offering of the Notes, the New ABL Facility shall have closed.

(p)           On or before the Closing Date, the Initial Settlement Date (as defined in the Offer Material) shall have occurred with respect to the Tender Offer, and the requisite consents from the holders of the Existing Notes necessary to consummate the Consent Solicitation and execute the Supplemental Indenture shall have been received, and the Supplemental Indenture shall have been executed by the Company, the guarantors party thereto and the Existing Trustee.

(q)           There shall exist at and as of the Closing Date no condition that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Indenture or the ABL Facility Documentation or a material breach under any other Transaction Agreement as in effect at the Closing Date (or an event that with notice or lapse of time, or both, would constitute such a default or material breach). On the Closing Date, the ABL Facility Documentation shall be in full force and effect, shall conform in all material respects to the description thereof contained in the Pricing Disclosure Package and the Offering Memorandum and shall not have been modified.

(r)            On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

8.             Indemnification and Contribution.

(a)           The Company and each Guarantor, hereby agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto or (B) in any materials or information provided to investors by, or with the approval of, the Company or any Guarantor in connection with the marketing of the offering of the Notes (“Marketing Materials”), including any road show or investor presentations made to investors by the Company (whether in person or electronically), or (ii) the omission or alleged omission to state in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Marketing Materials, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser and each such affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or Offering Memorandum, or in any such amendment or supplement thereto, or in any Marketing Materials, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 8(e).  The foregoing indemnity agreement is in addition to any liability that the Company or the Guarantors may otherwise have to any Initial Purchaser or to any affiliate, director, officer, employee or controlling person of that Initial Purchaser.

(b)           Each Initial Purchaser, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, each Guarantor, their respective officers and employees, each of their respective directors, and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, any Guarantor or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto or (B) in any Marketing Materials, or (ii) the omission or alleged omission to state in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto or in any Marketing Materials any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Representative by or on behalf of that Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 8(e). The foregoing indemnity agreement is in addition to any liability that any Initial Purchaser may otherwise have to the Company, any Guarantor or any such director, officer, employee or controlling person.

(c)           Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under paragraph (a) or (b) of this Section 8 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure and; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under paragraph (a) or (b) of this Section 8.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly it and its affiliates, directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the Company or any Guarantor under this Section 8, if (i) the indemnifying party shall have agreed otherwise; (ii) the indemnifying party have failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its affiliates, directors, officers, employees and controlling persons shall have reasonably concluded, based on the advice of counsel, that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Initial Purchasers or their respective affiliates, directors, officers, employees or controlling persons, on the one hand, and the Company and the Guarantors, on the other hand, and representation of both sets of parties by the same counsel would present a conflict due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Company and the Guarantors.  It is understood and agreed that the indemnifying parties shall not be liable for the reasonable fees and expenses of more than one counsel (in addition to any local counsel) at any time for all indemnified parties in connection with any one action or separate but related actions arising in the same jurisdiction out of the same general allegations or circumstances.  No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)           If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company and the Guarantors, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement as set forth on the cover page of the Offering Memorandum.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors, or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Guarantors, and information supplied by the Company shall also be deemed to have been supplied by the Guarantors.  The Company, the Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale to Eligible Purchasers of the Notes initially purchased by it exceeds the amount of any damages that such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective purchase obligations and not joint.

(e)           The Initial Purchasers severally confirm and the Company and the Guarantors acknowledge and agree that the statements with respect to the offering of the Notes by the Initial Purchasers set forth under the heading “Stabilization and Short Positions” and the fourth and fifth sentences of the first paragraph under the heading “Rule 144A and Regulation S” of the section entitled “Plan of Distribution” in the Pricing Disclosure Package and the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to the Company or any Guarantor by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum or in any amendment or supplement thereto.

9.             Defaulting Initial Purchasers.

(a)           If, on the Closing Date, any Initial Purchaser defaults in its obligations to purchase the Notes that it has agreed to purchase under this Agreement, the remaining non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Notes by the non-defaulting Initial Purchasers or other persons satisfactory to the Company on the terms contained in this Agreement.  If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Notes, then the Company shall be entitled to a further period of 36 hours within which to procure other persons reasonably satisfactory to the non-defaulting Initial Purchasers to purchase such Notes on such terms.  In the event that within the respective prescribed periods, the non-defaulting Initial Purchasers notify the Company that they have so arranged for the purchase of such Notes, or the

Company notifies the non-defaulting Initial Purchasers that it has so arranged for the purchase of such Notes, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Pricing Disclosure Package, the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Pricing Disclosure Package or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 9, purchases Notes that a defaulting Initial Purchaser agreed but failed to purchase.

(b)           If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Notes that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Notes, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Notes that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Notes that such Initial Purchaser agreed to purchase hereunder) of the Notes of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made; provided that the non-defaulting Initial Purchasers shall not be obligated to purchase more than 110% of the aggregate principal amount of Notes that it agreed to purchase on the Closing Date pursuant to the terms of Section 3.

(c)           If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Notes that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Notes, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers.  Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Sections 6 and 11 and except that the provisions of Section 8 shall not terminate and shall remain in effect.

(d)           Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

10.           Termination.  The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Section 7(g), (i) or (m) shall have occurred or if the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement.

11.           Reimbursement of Initial Purchasers’ Expenses.  If (a) the Company for any reason fails to tender the Notes for delivery to the Initial Purchasers, or (b) the Initial Purchasers

shall decline to purchase the Notes for any reason permitted under this Agreement, the Company and the Guarantors shall reimburse the Initial Purchasers for all reasonable and documented out-of-pocket expenses (including fees and disbursements of one firm of outside counsel (in addition to any local counsel)) for the Initial Purchasers) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company and the Guarantors shall pay the full amount thereof to the Initial Purchasers.  If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Initial Purchasers, the Company and the Guarantors shall not be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.

12.           Notices, etc.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)           if to any Initial Purchaser, shall be delivered or sent by hand delivery, mail, telex, overnight courier or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration with a copy to Cahill Gordon & Reindel LLP, 80 Pine St., New York, New York 10005, Attention: Jonathan A. Schaffzin (Fax: (212) 269-5420), and with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Ave., New York, New York 10019; and

(b)           if to the Company or any Guarantor, shall be delivered or sent by mail, telex, overnight courier or facsimile transmission to Interline Brands, Inc., 701 San Marco Blvd., Jacksonville, FL 32207, Attention: John A. Ebner (Fax: (856) 533-3443), with a copy to Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, Attention: John C. Kennedy (Fax: (212) 492-0052);

provided, however, that any notice to an Initial Purchaser pursuant to Section 8(c) shall be delivered or sent by hand delivery, mail, telex or facsimile or electronic transmission to such Initial Purchaser at its address set forth in its acceptance telex to Barclays, which address will be supplied to any other party hereto by Barclays upon request.  Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.  The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Barclays.

13.           Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Company and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of directors, officers and employees of the Initial Purchasers and each person or persons, if any, controlling any Initial Purchaser within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

14.           Authority of the Representative.  Any action by the Initial Purchasers hereunder may be taken by Barclays on behalf of the Initial Purchasers, and any such action taken by Barclays shall be binding upon the Initial Purchasers.

15.           Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

16.           Definition of the Terms “Business Day,” “Affiliate” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

17.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18.           Waiver of Jury Trial.  The Company and each of the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

19.           No Fiduciary Duty.  The Company and the Guarantors acknowledge and agree that in connection with this offering, or any other services the Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (a) no fiduciary or agency relationship between the Company, any Guarantor and any other person, on the one hand, and the Initial Purchasers, on the other, exists; (b) the Initial Purchasers are not acting as advisors, expert or otherwise, to the Company or the Guarantors, including, without limitation, with respect to the determination of the purchase price of the Notes, and such relationship between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Initial Purchasers may have to the Company and the Guarantors shall be limited to those duties and obligations specifically stated herein; (d) the Initial Purchasers and their respective affiliates may have interests that differ from those of the Company and the Guarantors; and (e) the Company and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate.  The Company and the Guarantors hereby waive any claims that the Company and the Guarantors may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with the Notes.

20.           Counterparts; Facsimile Signatures.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.  Facsimile or other electronically scanned and transmitted signatures shall be deemed originals for all purposes of this Agreement.

21.           Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature Pages Follow]

If the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

INTERLINE BRANDS, INC.,
a New Jersey corporation

By:		/s/ Michael Agliata
	Name:	Michael Agliata
	Title:	VP, General Counsel & Secretary

INTERLINE BRANDS, INC.,
a Delaware corporation

By:		/s/ Michael Agliata
	Name:	Michael Agliata
	Title:	VP, General Counsel & Secretary

WILMAR HOLDINGS, INC.,
a Delaware corporation
WILMAR FINANCIAL, INC.,
a Delaware corporation

By:		/s/ David C. Serrano
	Name:	David C. Serrano
	Title:	VP, Finance and Controller

GLENWOOD ACQUISITION LLC,
a Delaware limited liability company

By:	Interline Brands, Inc., its sole member

By:		/s/ Michael Agliata
	Name:	Michael Agliata
	Title:	VP, General Counsel & Secretary

Accepted:

BARCLAYS CAPITAL INC.
J.P. MORGAN SECURITIES LLC
BB&T CAPITAL MARKETS, A DIVISION OF SCOTT & STRINGFELLOW, LLC
GOLDMAN, SACHS & CO.
LAZARD CAPITAL MARKETS LLC
SUNTRUST ROBINSON HUMPHREY, INC.
U.S. BANCORP INVESTMENTS, INC.
By BARCLAYS CAPITAL INC.

as Authorized Representative

By:	/s/ Thomas M. Blouin
Name:	Thomas M. Blouin
Title:	Director

SCHEDULE I

Principal
Amount of
Notes
to Be
Initial Purchasers	Purchased
Barclays Capital Inc.	$120,000,000
J.P. Morgan Securities LLC	$120,000,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	$15,000,000
SunTrust Robinson Humphrey, Inc.	$12,000,000
U.S. Bancorp Investments, Inc.	$12,000,000
Goldman, Sachs & Co.	$10,500,000
Lazard Capital Markets LLC	$10,500,000
Total	$300,000,000

SCHEDULE II

LIST OF GUARANTORS

Guarantor	Jurisdiction of Organization
Wilmar Holdings, Inc.	Delaware
Wilmar Financial, Inc.	Delaware
Glenwood Acquisition LLC	Delaware

SCHEDULE III

INTERLINE BRANDS, INC.
PRICING TERM SHEET

Interline Brands, Inc.

$300,000,000 7.00% Senior Subordinated Notes due 2018

November 4, 2010

Pricing Supplement

Pricing Supplement dated November 4, 2010 to the Preliminary Offering Memorandum dated November 1, 2010 of Interline Brands, Inc.  This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum.  The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum.  Capitalized terms used in this Pricing Supplement but not defined have the meanings given them in the Preliminary Offering Memorandum.

Issuer	Interline Brands, Inc., a New Jersey corporation

Guarantors	Existing and future domestic subsidiaries that guarantee the ABL Facility and Interline Brands, Inc., a Delaware corporation

Title of Securities	7.00% Senior Subordinated Notes due 2018 (the “Notes”)

Aggregate Principal Amount	$300,000,000, which represents an increase of $25,000,000 from the amount offered under the Preliminary Offering Memorandum dated November 1, 2010.

Gross Proceeds	$300,000,000

Distribution	144A/Regulation S with Registration Rights

Maturity Date	November 15, 2018

Issue Price	100%

Coupon	7.00%

Yield to Maturity	7.00%

Spread to Benchmark Treasury	503 basis points

Benchmark Treasury	3.75% due November 15, 2018

Interest Payment Dates	May 15 and November 15 of each year, beginning on May 15, 2011

Record Dates	May 1 and November 1 of each year

Trade Date	November 4, 2010

Settlement Date	November 16, 2010 (T+7)

We expect that delivery of the Notes will be made against payment therefor on or about the seventh business day following the date of confirmation of orders with respect to the Notes (this settlement cycle being referred to as “T+7”). Under Rule 15c6-1 of the Commission under the Exchange Act, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes before the Notes are delivered will be required, by virtue of the fact that the Notes initially will settle in T+7, to specify an alternative settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes before their delivery should consult their own advisor.

Make-Whole Redemption	Make-whole redemption at Treasury Rate + 50 basis points prior to November 15, 2013

Optional Redemption

On or after November 15, 2013, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, on the Notes redeemed during the twelve-month period indicated beginning on November 15 of the years indicated below:

	Year	Price
	2013	105.250%
	2014	103.500%
	2015	101.750%
	2016 and thereafter	100.000%

Equity Clawback	Up to 35% at 107.000% prior to November 15, 2013

Change of Control	101% plus accrued and unpaid interest

Joint Book-Running Managers	Barclays Capital Inc. J.P. Morgan Securities LLC

Co-Managers	BB&T Capital Markets, a division of Scott & Stringfellow, LLC Goldman, Sachs & Co. Lazard Capital Markets LLC SunTrust Robinson Humphrey, Inc. U.S. Bancorp Investments, Inc.

CUSIP Numbers	Rule 144A: 45874QAA8 Regulation S: U4586GAA3

ISIN Numbers	Rule 144A: US45874QAA85 Regulation S: USU4586GAA32

Denominations	Minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof

Additional Change to the Preliminary Offering Memorandum:

In addition to the pricing information set forth above, the Preliminary Offering Memorandum will be updated to reflect the following change to the “Description of the Notes” contained in the Preliminary Offering Memorandum:

Under the heading “Description of the Notes—Change of Control”, the following language is added below the first full paragraph on page 41 of the Preliminary Offering Memorandum:

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Notwithstanding the foregoing, the occurrence of a transaction that would be considered a Change of Control but for the operation of clause (i) of the immediately preceding paragraph shall be considered a Change of Control to the extent such transaction is accompanied by a Ratings Decline.

“Ratings Decline” means the occurrence of a decrease in the rating of the notes by one or more gradations by either Moody’s Investors Service, Inc., or any successor thereto (“Moody’s”), or Standard & Poor’s Ratings Group, Inc., or any successor thereto (“S&P”) (including gradations within the rating categories, as well as between categories), within 90 days before or after the earlier of (x) the transaction giving rise to such potential Change of Control, (y) the date of public notice of the occurrence of the transaction giving rise to such potential Change of Control or (z) public notice of the intention of Company to effect such transaction giving rise to such potential Change of Control (which 90-day period shall be extended so long as the rating of the notes is under publicly announced consideration for possible downgrade by either Moody’s or S&P).

This material is strictly confidential and has been prepared by the Issuer solely for use in connection with the proposed offering of the securities described in the Preliminary Offering Memorandum.  This material is personal to each offeree and does not constitute an offer to any other person or the public generally to subscribe for or otherwise acquire the securities.  Please refer to the Preliminary Offering Memorandum for a complete description.

The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act, and this communication is only being distributed to such persons.

This communication is not an offer to sell the securities and it is not a solicitation of an offer to buy the securities in any jurisdiction to any person to whom it is unlawful to make such offer or soliciation in such jurisdiction.

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SCHEDULE IV

None.

Exhibit B-1

Company Counsel Opinion

212-373-3000

212-757-3990

November [ ], 2010

Barclays Capital Inc.
J.P. Morgan Securities LLC
c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

We have acted as special counsel to Interline Brands, Inc., a New Jersey corporation (the “Company”), Interline Brands, Inc., a Delaware corporation (the “Parent Guarantor”), and the guarantors listed on Schedule I hereto (each a “Subsidiary Guarantor” and collectively with the Parent Guarantor, the “Guarantors”) in connection with the Purchase Agreement (the “Purchase Agreement”), dated November 4, 2010, among the Initial Purchasers named on Schedule 1 thereof (the “Initial Purchasers”), the Guarantors and the Company, relating to the purchase today by the Initial Purchasers of the Company’s 7.00% Senior Subordinated Notes due 2018 (the “Notes”).  The Notes are

IRS Circular 230 disclosure: To ensure compliance with requirements imposed by the IRS, we inform you that any U.S. federal tax advice contained in this document is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter that is contained in this document.

to be issued under the Indenture, dated as of November [  ], 2010 (the “Indenture”), among the Company, the Guarantors and Wells Fargo Bank National Association, as Trustee (the “Trustee”). This opinion is being furnished at the request of the Company as contemplated by Section 7(c) of the Purchase Agreement.  Capitalized terms used and not otherwise defined in this letter have the respective meanings given those terms in the Purchase Agreement.

In connection with the furnishing of this opinion, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents:

1.             the Purchase Agreement;

2.             the Indenture (including the guarantees of the Notes set forth therein (the “Guarantees”));

3.             the Registration Rights Agreement, dated [as of] November [ ], 2010 (the “Registration Rights Agreement”), among the Company, the Guarantors and the Initial Purchasers;

4.             the Notes issued on the date of this letter;

5.             the form of the Exchange Notes (the “Exchange Notes”) attached as an exhibit to the Indenture (including the guarantees of the Exchange Notes set forth in the Indenture (the “Exchange Guarantees”));

6.             the Preliminary Offering Memorandum, dated November 1, 2010 (the “Preliminary Offering Memorandum”);

7.             the Pricing Term Sheet, dated November 4, 2010 (the “Pricing Term Sheet” and together with the Preliminary Offering Memorandum, the “Pricing Disclosure Package”);

8.             the Offering Memorandum regarding the Notes, dated November [4], 2010 (the “Final Memorandum”);

9.             the ABL Facility Documentation listed on Schedule II hereto;

10.           the Offer Materials;

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11.           the Dealer Manager and Consent Solicitation Agreement, dated November 1, 2010, between the Company and Barclays Capital Inc. (the “Dealer Manager Agreement” and together with the ABL Facility Documentation, the “Transaction Agreements”); and

12.           those documents incorporated by reference into the Pricing Disclosure Package and Final Memorandum as set forth on Schedule III.

In addition, we have examined: (i) such corporate and limited liability company records of the Guarantors that we have considered appropriate, including a copy of the certificate of incorporation or certificate of formation, as applicable and in each case as amended, and by-laws or limited liability company agreement, as applicable and in each case as amended, of each Guarantor certified by the Guarantors as in effect on the date of this letter (collectively, the “Guarantor Charter Documents”) and copies of resolutions of the board of directors, the Offering Committee of the Parent Guarantor or the members, as applicable, of each Guarantor relating to the issuance of the Notes and the Guarantees, each certified by the Guarantors; and (ii) such other certificates, agreements and documents as we deemed relevant and necessary as a basis for the opinions and beliefs expressed below.  We have also relied upon oral and written statements of officers and representatives of the Company and the Guarantors, the factual matters contained in the representations and warranties of the Company and the Guarantors made in the Purchase Agreement and upon certificates of public officials and the officers of the Company and the Guarantors.

In our examination of the documents referred to above, we have assumed, without independent investigation, the genuineness of all signatures, the legal capacity of all individuals who have executed any of the documents reviewed by us, the authenticity of all documents submitted to us as originals, the conformity to the originals of all

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documents submitted to us as certified, photostatic, reproduced or conformed copies of valid existing agreements or other documents, the authenticity of the latter documents and that the statements regarding matters of fact in the certificates, records, agreements, instruments and documents that we have examined are accurate and complete.  We have also assumed, without independent investigation, that (i) the Company is validly existing and in good standing under the laws of its jurisdiction of organization, (ii) the Company has all necessary corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Notes and the Transaction Agreements, (iii) the execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Notes and the Transaction Agreements have been duly authorized by all necessary corporate action and do not violate the Company’s charter documents or the Company’s other organizational documents or the laws of its jurisdiction of organization and (iv) the due execution and delivery of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Notes and the Transaction Agreements by the Company, under the laws of its jurisdiction of organization.  We have also assumed that you have complied with all of your obligations and agreements arising under the Registration Rights Agreement and that this agreement represents a valid and legally binding obligation of yours, that the Indenture has been duly authorized and executed by, and represents a valid and legally binding obligation of, the Trustee and the due authentication of the Notes by the Trustee in the manner described in the certificate of the Trustee delivered to you today.

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Whenever we indicate that our opinion is based upon our knowledge or words of similar import, our opinion is based solely on the actual knowledge of the attorneys in this firm who are representing the Company in connection with the Purchase Agreement or are otherwise responsible for the representation of the Company and without any independent verification.

Based upon the above, and subject to the stated assumptions, exceptions and qualifications, we are of the opinion that:

1.             Each of the Parent Guarantor, Wilmar Holdings, Inc. and Wilmar Financial, Inc. has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware.

2.             Glenwood Acquisition LLC has been duly formed and is validly existing and in good standing under the laws of the State of Delaware.

3.             Each Guarantor has all necessary corporate power or limited liability company power, as applicable, and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Transaction Agreements and to own and hold its properties and conduct its business as described in the Pricing Disclosure Package and the Final Memorandum.

4.             The Notes, when duly executed, issued and delivered by the Company against payment as provided in the Purchase Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except that the enforceability of the Notes may be subject to bankruptcy, insolvency, reorganization,

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fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Notes, when issued and delivered, will conform in all material respects to the description contained in the Pricing Disclosure Package and the Final Memorandum under the caption “Description of the Notes.”

5.             The Indenture has been duly authorized, executed and delivered by each Guarantor.  The Indenture is a valid and legally binding obligation of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except that the enforceability of the Indenture may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Indenture conforms in all material respects to its description contained in the Pricing Disclosure Package and the Final Memorandum under the caption “Description of the Notes.”  The Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified under that Act.

6.             The Purchase Agreement has been duly authorized, executed and delivered by each Guarantor.

7.             The Registration Rights Agreement has been duly authorized, executed and delivered by each Guarantor.  The Registration Rights Agreement is a valid and legally binding obligation of the Company and each Guarantor, enforceable against

6

the Company and each Guarantor in accordance with its terms, except that the enforceability of the Registration Rights Agreement may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the indemnification and contribution provisions of the Registration Rights Agreement may be unenforceable.

8.             Each Guarantor has duly authorized, executed and delivered its Guarantee.  When the Notes are duly issued and delivered by the Company against payment as provided in the Purchase Agreement, the Guarantee of each Guarantor will be a valid and legally binding obligation of each such Guarantor, enforceable against each such Guarantor in accordance with its terms, except that the enforceability of each Guarantee may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

9.             When the Exchange Notes are duly executed, issued and delivered by the Company against payment as provided in the Indenture and the Registration Rights Agreement, the Exchange Guarantee of each Guarantor will be a valid and legally binding obligation of each such Guarantor, enforceable against each such Guarantor in accordance with its terms, except that the enforceability of each Exchange Guarantee may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and subject to

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general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

10.           The statements in the Final Memorandum under the heading “Certain United States Federal Income Tax Considerations,” to the extent that they constitute summaries of United States federal law or regulation or legal conclusions, have been reviewed by us and fairly summarize the matters described under that heading in all material respects.

11.           Based upon the representations, warranties and agreements of the Company and the Guarantors in Section 5, 2(b) and 2(y) of the Purchase Agreement and of the Initial Purchasers in Section 3(b) of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Notes (including the Guarantees) to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of the Notes (including the Guarantees) by the Initial Purchasers in accordance with Section 3(b) of the Purchase Agreement to register the Notes or the Guarantees under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended, it being understood that we express no opinion as to any subsequent resale of the Notes.

12.           The issuance and sale of the Notes by the Company, the issuance of the Guarantees by the Guarantors, the compliance by the Company and each Guarantor with all of the provisions of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Notes, the Guarantees and the Transaction Agreements (other than the Offer Materials) and the performance of their obligations thereunder, and the consummation of the Tender Offer and the Consent Solicitation as contemplated by the Offer Materials will not (i) violate the Guarantor Charter Documents, (ii) breach or result

8

in a default under any agreement, indenture or instrument listed on Schedule IV to this opinion or (iii) violate Applicable Law or any judgment, order or decree of any court or arbitrator known to us, except, in the case of clauses (ii) and (iii) above, where the breach, default or violation could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.  For purposes of this letter, the term “Applicable Law” means the General Corporation Law of the State of Delaware (the “GCL”), the Limited Liability Company Act of the State of Delaware (the “LLC Act”) and those laws, rules and regulations of the United States of America and the State of New York, in each case which in our experience are normally applicable to the transactions of the type contemplated by the Purchase Agreement (other than the United States federal securities laws, any state securities or Blue Sky laws of the various states, anti-fraud laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc.) but without us having made any special investigation as to the applicability of any specific rule or regulation.

13.           No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority, which has not been obtained, taken or made is required by the Company and the Guarantors under any Applicable Law or under any judgment, order or decree of any court or arbitrator known to us for the issuance, authentication or sale of the Notes or the performance by the Company and the Guarantors of their obligations under the Purchase Agreement, the Registration Rights Agreement, the Notes, the Guarantees and the Indenture, or the consummation of the Tender Offer and the Consent Solicitation as contemplated by the Offer Materials, except (i) filings that are necessary to perfect the security interests

9

granted under the ABL Facility Documentation and (ii) any other consents, approvals, authorizations, orders, filings, registrations or qualifications as are provided for in the ABL Facility Documentation.  For purposes of this opinion, the term “Governmental Authority” means any executive, legislative, judicial, administrative or regulatory body of the State of New York, the State of Delaware or the United States of America.

14.           Each of the Company and the Parent Guarantor is not and, after giving effect to the offering and sale of the Notes and the application of their proceeds as described in the Pricing Disclosure Package and the Final Memorandum under the heading “Use of Proceeds,” will not be required to be registered as an investment company under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

15.           To our knowledge, there are no legal proceedings pending or overtly threatened against the Parent Guarantor or any of its subsidiaries which could reasonably be expected to have a material adverse effect on the Parent Guarantor and its subsidiaries, taken as a whole.

The opinions expressed above are limited to the laws of the State of New York, the GCL, the LLC Act of the State of Delaware and the federal laws of the United States of America.  Our opinions are rendered only with respect to the laws, and the rules, regulations and orders under those laws, that are currently in effect.

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This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Purchase Agreement and may not be circulated to, or relied upon by, any other person without our prior written consent.

Very truly yours,

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

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Schedule I

Subsidiary Guarantors

1.     Wilmar Holdings, Inc., a Delaware corporation

2.     Wilmar Financial, Inc., a Delaware corporation

3.     Glenwood Acquisition LLC, a Delaware limited liability company

Schedule II

ABL Facility Documentation

[To Come]

Schedule III

List documents incorporated by reference

1.     The Parent Guarantor’s Annual Report on Form 10-K for the year ended December 25, 2009 (filed with the SEC on February 23, 2010).

2.     The Parent Guarantor’s Definitive Proxy Statement on Schedule 14A (filed with the SEC on March 25, 2010).

3.     The Parent Guarantor’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 26, 2010, June 25, 2010 and September 24, 2010 (filed with the SEC on May 3, 2010, August 2, 2010 and November 1, 2010, respectively).

4.     The Parent Guarantor’s Current Reports on Form 8-K filed with the SEC on January 11, 2010, January 14, 2010, March 18, 2010, May 11, 2010 and May 17, 2010.

Schedule IV

Documents Examined

1.     Credit Agreement, dated as of June 23, 2006, among the Parent Guarantor, the Company, as borrower, the lenders party therein, JPMorgan Chase Bank, N.A., as administrative agent, Lehman Commercial Paper Inc., as syndication agent, Credit Suisse, Bank of America, N.A., Wachovia Bank, National Association and SunTrust Bank, each as a co-documentation agent and J.P. Morgan Securities Inc. and Lehman Brothers Inc. as joint bookrunners and joint-lead arrangers.

2.     Guarantee and Collateral Agreement, dated as of June 23, 2006, among the Parent Guarantor, the Company, certain subsidiaries of the Company and JPMorgan Chase Bank, N.A., as collateral agent.

3.     Supplement No.1, dated as of July 3, 2006, to the Guarantee and Collateral Agreement, dated June 23, 2006, between AmSan, LLC and JPMorgan Chase Bank, N.A., as collateral agent

4.     Supplement No. 2, dated as of September 25, 2009, to the Guarantee and Collateral Agreement, dated June 23, 2006, between Eagle Maintenance Supply, Inc. and JPMorgan Chase Bank, N.A., as collateral agent.

5.     Subordinated Debt Indenture, dated as of June 23, 2006, among the Company, the Parent Guarantor, as guarantor, certain subsidiaries of the Parent Guarantor and The Bank of New York Trust Company, N.A., as trustee.

6.     First Supplemental Indenture, dated as of June 23, 2006, among the Company, the Parent Guarantor, as guarantor, certain subsidiaries of the Parent Guarantor and The Bank of New York Trust Company, N.A., as trustee.

7.     Second Supplemental Indenture, dated as of July 3, 2006, by and among the Company, the Parent Guarantor, AmSan, LLC, as a subsidiary guarantor, certain other subsidiaries of the Parent Guarantor and The Bank of New York Trust Company, N.A., as trustee.

8.     Third Supplemental Indenture, dated as of September 29, 2009, by and among the Company, the Parent Guarantor, Eagle Maintenance Supply, Inc. as a subsidiary guarantor, certain other subsidiaries of the Parent Guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit B-2

Company Counsel Negative Assurance Letter

212-373-3000

212-757-3990

November [ ], 2010

Barclays Capital Inc.
J.P. Morgan Securities LLC
c/o Barclays Capital Inc.
745 Seventh Avenue
New York, NY 10019

Ladies and Gentlemen:

We have acted as special counsel to Interline Brands, Inc., a New Jersey corporation (the “Company”), Interline Brands, Inc., a Delaware corporation (the “Parent Guarantor”) and the guarantors listed on Schedule I hereto (each a “Subsidiary Guarantor” and collectively with the Parent Guarantor, the “Guarantors”) in connection with the Purchase Agreement (the “Purchase Agreement”), dated November [  ], 2010, among the Initial Purchasers named on Schedule 1 thereof (the “Initial Purchasers”), the

IRS Circular 230 disclosure: To ensure compliance with requirements imposed by the IRS, we inform you that any U.S. federal tax advice contained in this document is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter that is contained in this document.

Guarantors and the Company, relating to the purchase today by the Initial Purchasers of the Company’s [  ]% Senior Subordinated Notes due 2020 (the “Notes”).  This letter is being furnished at the request of the Company in connection with the delivery of our opinion to you of even date herewith (the “Opinion”) under the Purchase Agreement.  Capitalized terms used and not otherwise defined in this letter have the respective meanings given those terms in the Purchase Agreement.

The primary purpose of our professional engagement was not to establish factual matters or financial, accounting or statistical information.  In addition, many determinations involved in the preparation of the Preliminary Offering Memorandum regarding the Notes, dated November [  ], 2010 (together with the documents incorporated by reference therein, the “Preliminary Memorandum”) and the Offering Memorandum regarding the Notes, dated November [  ], 2010 (together with the documents incorporated by reference therein, the “Final Memorandum”) are of a wholly or partially non-legal character or relate to legal matters outside the scope of the Opinion.  Furthermore, the limitations inherent in the independent verification of factual matters and in the role of outside counsel are such that we have not undertaken to independently verify, and cannot and do not assume responsibility for the accuracy, completeness or fairness of, the statements contained in the Preliminary Memorandum, or the Final Memorandum or the documents incorporated by reference therein (other than as explicitly stated in paragraph 4, 5 and 10 of the Opinion).

In the course of acting as special counsel to the Company in connection with the offering of the Notes, we have participated in conferences and telephone conversations with officers and other representatives of the Company and the

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independent registered public accountants for the Company during which conferences and conversations the contents of the Preliminary Memorandum, the Final Memorandum and related matters were discussed. Based upon such participation (and relying as to factual matters on officers, employees and other representatives of the Company), our understanding of the U.S. federal securities laws and the experience we have gained in our practice thereunder, we hereby advise you that our work in connection with this matter did not disclose any information that gave us reason to believe that (i) as of the Applicable Time, the Preliminary Memorandum, when taken together with the Pricing Information (as defined below) (except for the financial statements, financial statement schedules and other financial data included or incorporated by reference therein or omitted therefrom or from those documents incorporated by reference, or included in or omitted from the Pricing Information, in each case, as to which we express no such belief), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) the Final Memorandum, as of its date or at the Closing Date (except for the financial statements, financial statement schedules and other financial data included or incorporated by reference therein or omitted therefrom or from those documents incorporated by reference, as to which we express no such belief), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  For purposes of this letter, the term “Pricing Information” means the information set forth in the Pricing Term Sheet dated November [  ], 2010.

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This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Purchase Agreement and may not be circulated to, or relied upon by, any other person without our prior written consent.

Very truly yours,

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

Schedule I

Subsidiary Guarantors

1.               Wilmar Holdings, Inc., a Delaware corporation

2.               Wilmar Financial, Inc., a Delaware corporation

3.               Glenwood Acquisition LLC, a Delaware limited liability company

Exhibit C

Local Counsel Opinion

November [    ], 2010

Barclays Capital Inc.,

as Representatives of the Initial Purchasers named
in Schedule I to the Purchase Agreement referred
to below

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Re:          Interline Brands, Inc.

Ladies and Gentlemen:

We have acted as special New Jersey counsel to Interline Brands, Inc., a New Jersey corporation (the “Company”), in connection with the issuance and sale by the Company of $300,000,000 aggregate principal amount of its [      ]% Senior Subordinated Notes due 2020 (the “Notes”) to the several initial purchasers (the “Initial Purchasers”) named in the Purchase Agreement, dated November [    ], 2010 (the (“Purchase Agreement”), by and among the Company, Interline Brands, Inc., a Delaware corporation, the subsidiary guarantors named therein and the Initial Purchasers.  This opinion is delivered to you pursuant to Section 7(c) of the Purchase Agreement.  Capitalized terms used in this opinion letter and not otherwise defined herein shall have the meanings specified in the Purchase Agreement.

In rendering the opinions expressed below, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary, including the following documents (collectively, the “Documents”):

(1)                                  the Company’s Preliminary Offering Memorandum, dated November [    ], 2010 (as supplemented and amended as of the Applicable Time, the “Preliminary Offering Memorandum”);

(2)                                  the Company’s pricing term sheet, attached as Schedule III to the Purchase Agreement (the “Pricing Term Sheet” and collectively with the Preliminary Offering Memorandum and any of the written communications listed on Schedule IV(A) to the Purchase Agreement, the “Pricing Disclosure Package”);

(3)                                  the Company’s Offering Memorandum, dated November [      ], 2010 (the “Offering Memorandum”);

(4)                                  the Company’s Offer to Purchase and Consent Solicitation Statement and related Letter of Transmittal dated as of November 1, 2010 (collectively with any related documents, statements or information , the “Offer Material”), pursuant to which the

James J. Marino . Resident Managing Partner

Company is conducting a cash tender offer (the “Tender Offer”) for any and all of its outstanding 8.125% Senior Subordinated Notes due 2014 and soliciting consents (the “Consent Solicitation”) for proposed amendments and waivers to that certain indenture, dated as of June 23, 2006, among the Company, the guarantors party thereto and The Bank of New York Mellon, N.A. (as successor in interest to The Bank of New York Trust Company, N.A.) as trustee, pursuant to which such existing notes were issued;

(5)                                  the ABL Facility Documentation, relating to the Company’s replacement of its Credit Agreement, dated as of June 23, 2006, with a new asset-based revolving credit facility that will provide up to $[200,000,000] of revolving commitments, subject to borrowing base limitations;

(6)                                  the Dealer Manager and Consent Solicitation Agreement, dated November [    ], 2010 (the “Dealer Manager Agreement” and together with the Offer Material and the ABL Facility Documentation, the “Transaction Agreements”), by and between Barclays Capital Inc. (“Barclays”) and the Company pursuant to which the Company has engaged Barclays as dealer manager in respect of the Tender Offer and solicitation agent in respect of the Consent Solicitation;

(7)                                  the Registration Rights Agreement, dated November [    ], 2010 (the (“Registration Rights Agreement”), by and among the Company, the Guarantors and the Initial Purchasers;

(8)                                  the Notes;

(9)                                  the form of Exchange Notes;

(10)                            the Indenture, dated November [    ], 2010 (the (“Indenture”), by and among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”); and

(11)                           the Purchase Agreement.

For the purposes of this opinion letter, the Transaction Agreements together with the Registration Rights Agreement, the Indenture and the Purchase Agreement are collectively hereinafter referred to as the “Operative Documents.”

In addition, we have examined (i) such corporate records of the Company that we have considered appropriate, including a copy of the certificate of incorporation and by-laws of the Company (each as amended, as applicable), certified by the Company, as in effect on the date of this letter (collectively, the “Charter Documents”), and copies of resolutions of the board of directors of the Company relating to the issuance and sale of the Notes and the Exchange Notes, certified by the Company, and (ii) such other certificates, agreements and documents that we deemed relevant and necessary as a basis for the opinions expressed below.  With respect to certain factual matters, we have also relied upon the representations

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and warranties of the Company made in the Documents and upon certificates or comparable documents of public officials, including a certificate from the Department of Treasury of the State of New Jersey as to the Company’s existence and good standing in New Jersey, and the officers of the Company and we have not been requested to conduct, nor have we undertaken, any independent investigation into the accuracy and completeness of such representations and certificates.

In our examination of the documents referred to above, we have assumed, without independent investigation, the genuineness of all signatures, the legal capacity of all individuals who have executed any of the documents reviewed by us, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as certified, photostatic, reproduced or conformed copies of valid existing agreements or other documents, the authenticity of all the latter documents and that the statements regarding matters of fact in the certificates, records, agreements, instruments and documents that we have examined are accurate and complete.

In rendering the opinions set forth below, we have also assumed that (a) each of the parties to the Documents (other than the Company) has duly and validly authorized the Documents; (b) each of the parties to the Documents (other than the Company) has duly and validly executed and delivered the Documents; (c) each of the parties to the Documents (other than the Company) is validly existing and in good standing under the laws of the jurisdiction of its organization or formation; (d) each of the parties to the Documents (other than the Company) has the requisite corporate, limited liability company or limited partnership power and authority, as applicable, and has taken the corporate, limited liability company or limited partnership action, as applicable, necessary to authorize the execution and delivery of the Documents and to consummate the transactions contemplated thereby; and (e) the Documents constitute the valid and binding obligations of each party thereto, enforceable against such party in accordance with their respective terms.

On the basis of the foregoing and such examination of law as we have deemed necessary, and subject to the assumptions and qualifications set forth in this letter, we are of the opinion that:

1.                                       The Company is a validly existing corporation in good standing under the laws of the State of New Jersey.

2.                                       The Company has the necessary corporate power and corporate authority (i) to own its properties and conduct its business as described in each of the Pricing Disclosure Package and the Offering Memorandum, except where the failure to have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect, and (ii) to authorize, issue and sell the Notes as contemplated by the Indenture and the Purchase Agreement.

3.                                       Each of the Purchase Agreement, the Indenture, the Notes, the Registration Rights Agreement and each Transaction Agreement to which the Company

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is a party has been duly authorized, executed and delivered by the Company, and the Exchange Notes have been duly authorized for issuance by the Company.

4.                                       Assuming the accuracy of the representations and warranties of the parties to each of the Operative Documents, the compliance by such parties with their agreements contained in the Operative Documents, the accuracy of, and compliance with, the representations, warranties and agreements deemed made in accordance with the Operative Documents, the Pricing Disclosure Package and the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell the Notes and the Exchange Notes, no consent, approval, authorization, registration or qualification of or filing with or order of any New Jersey court or governmental agency or body having jurisdiction over the Company is required in connection with the execution, delivery and performance by the Company of the Operative Documents or the consummation of the transactions contemplated thereby to be consummated by the Company, or with the Company’s execution, issuance and sale of the Notes and the Exchange Notes, except (i) as set forth in the Pricing Disclosure Package and the Offering Memorandum; (ii) such as have been made or obtained; (iii) in the case of compliance with the terms of the Registration Rights Agreement, such as will be obtained or made under the Securities Act and the Trust Indenture Act; (iv) such as may be required under the blue sky or securities laws of the State of New Jersey in connection with the purchase and distribution of the Notes and/or the Exchange Notes (and related guarantees) by the Initial Purchasers in the manner contemplated in the Purchase Agreement, the Pricing Disclosure Package, the Offering Memorandum and the Registration Rights Agreement, as to which we express no opinion; (v) those that may be needed in connection with the exercise of certain remedies under the Documents; and (vi) where the failure to make or obtain such consent, approval, authorization, order or filing would not have a Material Adverse Effect.

5.                                       The execution and delivery by the Company of each of the Operative Documents and the performance of its obligations thereunder, and the Company’s issuance and sale of the Notes and the Exchange Notes, will not (i) result in a violation of the Charter Documents or (ii) violate any applicable provision of New Jersey law, rule or regulation known to us to be applicable to the Company (other than blue sky or New Jersey securities laws, anti-fraud laws and fraudulent transfer laws and bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights, as to which we express no opinion).

The foregoing opinions are subject to the following qualifications:

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a.               Without limiting the generality of the foregoing, the opinions set forth in this letter relate only to the laws of the State of New Jersey and we express no opinion with respect to the laws of any other jurisdiction.

b.              No opinion is rendered as to any federal, state or local laws, rules, or regulations of (1) antitrust or unfair competition; (2) the Trust Indenture Act of 1939, as amended, or any state securities or “blue sky” laws; (3) environmental matters; (4) tax matters; (5) ERISA laws, rules and regulations; (6) zoning, subdivision, land use or other matters affecting the use, occupancy or operation of property; (7) cities, townships, municipalities or other special local non-state governmental authorities; or (8) insurance, banking or financial institutions.  In addition, no opinion is rendered herein as to applicability to or effect on any of the matters covered herein of the laws or regulations that apply specifically to the type of business conducted by the Company or the regulatory status of any party to the Documents.

c.               In giving our opinion set forth in paragraph 4, we express no opinion with respect to any action, consent, approval, filing or registration such as may be required as a result of the regulatory status or other facts or circumstances specifically relating to the Trustee, the Representative or any Initial Purchaser.

Our opinion is rendered only with respect to the laws, and the rules, regulations and orders under those laws, that are currently in effect.  We have no obligation to advise the addressees (or any third party) of any changes in the law or facts that may occur after the date of this opinion.

The opinions expressed herein are limited to the matters expressly stated herein and are given solely for your benefit and may not be relied upon by, or assigned to, any other person for any purpose, and may not be circulated, quoted, filed with or furnished to any governmental agency or other person or entity, or otherwise referred to (with or without specific reference to our firm), in whole or in part, without our prior written consent in each instance.

Very truly yours,

/s/ Dechert LLP

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